POWER OF ATTORNEY FOR EXECUTING FORMS 3, 4 AND 5

Know all by these

presents, that the undersigned hereby constitutes and appoints each of

Frank J. Prudente and Cynthia L. Codella, or either of them acting singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

1.  prepare, execute in the

undersigned's name and on the
undersigned's behalf, and submit to the

U.S. Securities and Exchange Commission
(the "SEC"), a Form ID,
including
any amendments thereto, and any other
documents necessary or
appropriate
to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section
16(a) of the
Securities Exchange Act of 1934 or any rule or regulation

of the SEC;


2. prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the SEC, Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange
Act
of 1934 and the rules thereunder;

3.
do and perform any and all acts
for and on behalf of the
undersigned
which may be necessary or desirable
to complete and execute any such

Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and file such form with the SEC and any stock exchange or similar authority; and

4.  take any other action of
any type
whatsoever in connection with
the foregoing which, in the
opinion of
such attorney-in-fact, may be of benefit to, in the interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned hereby
grants to each
attorney-in-fact full power
and authority to do and
perform all and every
act and thing whatsoever
requisite, necessary
and proper to be done in
the exercise of any of the rights
and powers
herein granted, as fully to
all intents and purposes as the

undersigned might or could do if
personally present, with full power of

substitution or revocation, hereby
ratifying and confirming all that
such
attorney-in-fact, or his/her
substitute or substitutes, shall
lawfully do or
cause to be done by
virtue of this power of attorney
and the rights and powers
herein
granted. The undersigned acknowledges
that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is National
Atlantic Holdings
Corporation
assuming, any of the undersigned's
responsibilities to comply
with Section 16(a)
of the Securities
Exchange Act of 1934.

This
Power of Attorney shall remain in full
force and effect until
the
undersigned is no longer required to file
Forms 3, 4 and 5 with respect to

the undersigned's holdings of and
transactions in securities issued by
National
Atlantic Holdings
Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS
WHEREOF, the undersigned has caused this Power of
Attorney to be
executed as of this 1st day of February, 2006.




Signature




/s/ Douglas A. Wheeler